Exhibit 99.1

SECOND MODIFICATION OF SECURED CONVERTIBLE TERM NOTES

This Second Modification of Secured Convertible Term Notes (this “Agreement”) is entered into by and between Corgenix Medical Corporation, a Nevada corporation (the “Company”) and CAMOFI Master LDC, a Cayman Islands limited duration company (f/k/a “DCOFI Master LDC”) (“CAMOFI”). This Agreement is dated the 29th day of January, 2009.

Recitals

A.            The parties to this Agreement are parties to that certain Securities Purchase Agreement dated as of May 19, 2005 and that certain Securities Purchase Agreement dated as of December 28, 2005, pursuant to which CAMOFI purchased term notes from the Company (the note purchased in May of 2005, the “May Term Note” and the note purchased in December of 2005, the “December Term Note” and collectively, the “Term Notes”).

B.            The parties to this Agreement amended the terms of both the May Term Note and the December Term Note on November 30, 2006, by, among other things, redefining the term “Maturity Date” to mean November 1, 2009.

C.            The Company and CAMOFI desire to restructure the debt evidenced by the Term Notes in connection with an anticipated third-party financing of the Company (whether by means of a factoring transaction, asset based line of credit, or otherwise, the “New Financing”).

D.            Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement, the Term Notes, or other document executed and delivered in connection therewith.

Amendment

1.             Notification of New Financing. Prior to the execution of any documents to be executed in connection with the New Financing, the Company shall deliver copies of “execution versions” of all such documents to CAMOFI for its review, and all such documents shall be in form and substance satisfactory to CAMOFI. Simultaneously with the execution of final New Financing documents, the Company will notify CAMOFI in writing of the occurrence and details of the New Financing. That notice will identify the proposed closing date of the New Financing (the actual closing will be the “Principal Payment Resumption Date”). In addition, within four (4) business days of the execution of such final New Financing documents, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the New Financing.

2.             Amendment of Term Notes.

(a)           The term “Maturity Date” in each of the Term Notes is redefined to mean December 31, 2009.

(b)           Notwithstanding Section 1.2 of the Term Notes, and expressly subject to and conditioned upon the Company’s timely performance of all of its obligations under this Agreement:

(i)            Amortizing payments of the Amortizing Principal Amount were suspended as of November 1, 2008, and CAMOFI waives any Default or Event of Default (as defined in each Term Note, Stock Pledge Agreement or Term Note Security

Agreement executed in connection with the Term Notes) arising solely from such suspension. In the event that the Company shall breach any term of this Agreement in any manner whatsoever, then any Default or Event of Default waived by CAMOFI in this Section 2(b)(i), shall be immediately reinstated, and CAMOFI shall be entitled to pursue any remedies available to it under the Term Notes and the other documents executed and delivered in connection therewith, including without limitation the Term Note Security Agreement and the Stock Pledge Agreement.

(ii)           Payments of the Amortizing Principal Amount under the Term Notes (other than any premium contemplated in §2.1, §2.3, or §2.4 thereof, but including the adjustment in Section 4(c) hereof) will resume on the earlier to occur of (i) the first day of the month next succeeding the Principal Payment Resumption Date, and (ii) May 1, 2009, at which time payments will again become due and payable and the Company shall continue to make such payments on the first day of each subsequent month (each a “Repayment Date”) until the Maturity Date, at which time the Amortizing Principal Amount for each of the Term Notes and all other amounts due and owing thereunder must be repaid in full, whether by the payment of cash or, at CAMOFI’s option, by the conversion of such principal into Common Stock. Subject to the terms and conditions of each of the Term Notes, on each Repayment Date, the Borrower shall make payments to the Holders with respect to each of the Term Notes in the amount equal to the amount of principal outstanding on the Principal Payment Resumption Date, divided by the number of months from the earlier to occur of (i) the first day of the month next succeeding the Principal Payment Resumption Date, and (ii) May 1, 2009, to the Maturity Date, inclusive, together with any accrued and unpaid interest then due on the Amortizing Principal Amount. Notwithstanding any other provision of the Term Notes, other than fees due pursuant to §5.9 thereof, payment in full by the Company of all amounts  contemplated in this Agreement shall constitute  full and final settlement of all amounts due under the Term Notes. Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.  {By way of example, if $313,000 of principal were due on the Principal Payment Resumption Date of March 25th, then the first Repayment Date would be April 1st, and nine monthly  payments of $34,777.78 would be due on the 1st of April through December, inclusive.}

3.             Subordination of Security Interest. CAMOFI agrees that, subject to and expressly conditioned upon (i) the closing of the New Financing, and (ii) the repayment by the Company to CAMOFI of fifty percent (50%) of the amounts outstanding under each of the Term Notes pursuant to Section 4 hereof, and (iii) the refinancing of the Company’s debt held by Truk Opportunity Fund, LLC, Truk International Fund, LP and any of their affiliates (collectively, the “Ram Entities”), on terms and conditions satisfactory to CAMOFI in its reasonable discretion, and in no event on terms more favorable than to CAMOFI, CAMOFI’s security interest in the Company’s accounts receivable and inventory only will be subordinated to that of the lenders of the New Financing on terms and conditions satisfactory to CAMOFI such that CAMOFI’s security interest in the Company’s accounts receivable and inventory shall be a perfected second priority security interest, and CAMOFI’s security interest in all other assets of the Company (including without limitation the Company’s licenses and plant, property and equipment), shall remain a perfected first priority security interest. CAMOFI will execute a subordination agreement, or amend the Term Note Security Agreement and Stock Pledge Agreement (as those terms are used in each of the Term Notes) as reasonably required in connection with the New Financing to reflect the terms of this Section 3.  In connection with the New Financing, CAMOFI will, together with the Company, instruct Capital One Bank (f/k/a North Fork Bank) to wire on a daily basis (or as otherwise required by the New Financing terms) all available funds from the lock box account # 270 405 4879 to any new account established with any financial institution pursuant to the terms of the New Financing. In addition,

CAMOFI and the Company will jointly instruct Capital One to enter into a Restricted Account Agreement with the lender in a New Financing, which Restricted Account Agreement shall be in form and substance satisfactory to CAMOFI, and to also have Capital One institute a daily automatic wire to such lender.

4.             Payments Prior to the Principal Payment Resumption Date.

(a)           Simultaneously with the execution of this Agreement, the Company shall pay to CAMOFI all accrued and unpaid interest from November 1, 2008 to the date hereof, with respect to each Term Note, with interest calculated pursuant to each Term Note, for amounts due and owing that are not in Default, and without any premium; and

(b)           Simultaneously with the funding of the New Financing, the Company shall pay to CAMOFI one-half of the amount then outstanding under each of the Term Notes, without any premium.

(c)           After the payment of one-half of the principal balance under each of the Term Notes pursuant to clause 4(b) above,  the remaining principal balance of each Term Note will be increased by five percent (5%), and the resulting amount will be repaid pursuant to Section 2(b)(ii) of this Agreement. For example, if the current principal balance on the Term Notes is $627,665, then after paying 50% or $313,833 upon the New Financing, 5% or $15,692 will be added to $313,833, resulting in a total of $329,525, which will be amortized in equal monthly payments through December 31, 2009.

5.             Extension of Warrants. The following common stock purchase warrants are hereby extended so that they are now exercisable for an additional period of five years after the current expiry date:

(a)           Common Stock Purchase Warrant dated May 19, 2005 will now expire May 19, 2017 rather than May 19, 2012, and the term “Expiration Date” in that warrant is hereby amended to reflect the same; and

(b)           Common Stock Purchase Warrant dated December 28, 2005 will now expire December 28, 2015 rather than December 28, 2010, and the term “Expiration Date” in that warrant is hereby amended to reflect the same.

6.             Additional Consideration. As additional consideration for the transactions contemplated in this Agreement, the Company hereby agrees to issue to CAMOFI such number of shares of the Company’s Series B Convertible Preferred Stock as shall have a liquidation preference of $50,000, and shall be convertible into the Company’s common stock at the rate of $0.25. This would equate to 200,000 shares of the convertible preferred stock, convertible into 800,000 shares of common stock. The convertible preferred stock will have terms no less favorable than that issued to the Ram Entities, and shall be in the form attached hereto as Exhibit A.

7.             Miscellaneous.

(a)           This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

(b)           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF of this signed Agreement shall be legal and binding on all parties hereto.

(c)           Except as expressly amended hereby, the Securities Purchase Agreement, the Term Notes, the Term Note Security Agreement, the Stock Pledge Agreement, and any other documents executed in connection therewith shall remain unchanged and in full force and effect.

(d)           All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

(e)           The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

In witness whereof, the parties hereto have executed this Agreement as of the date noted above.

Corgenix Medical Corporation, Inc.	CAMOFI Master LDC
a Nevada corporation	a Cayman Islands limited duration company

By: William H. Critchfield	By:
Name:
Its:

Senior Vice President &
Chief Financial Officer

Exhibit A

Corgenix Medical Corporation

Certificate of Designations of Preferences,

Rights and Limitations

of

Series B Convertible Preferred Stock

SECOND MODIFICATION OF SECURED CONVERTIBLE TERM NOTES

This Second Modification of Secured Convertible Term Notes (this “Agreement”) is entered into by and between Corgenix Medical Corporation, a Nevada corporation (the “Company”) and Truk Opportunity Fund, LLC, a Delaware company (“Truk Opportunity”), and Truk International Fund, LP, a Cayman Islands company (“Truk International”). This Agreement is dated the third day of February, 2009. It should be further noted, that for all amounts in the modification indicated below, Truk Opportunity will be entitled to 94% of the amounts shown, and Truk International will be entitled to 6% of the amounts shown.

Recitals

A.                                   The parties to this Agreement are parties to that certain Securities Purchase Agreement dated as of May 19, 2005 and that certain Securities Purchase Agreement dated as of December 28, 2005, pursuant to which Truk Opportunity and Truk International purchased term notes from the Company (the note purchased in May of 2005, the “May Term Note” and the note purchased in December of 2005, the “December Term Note” and collectively, the “Term Notes”).

B.                                     The parties to this Agreement amended the terms of both the May Term Note and the December Term Note on November 30, 2006, by, among other things, redefining the term “Maturity Date” to mean November 1, 2009.

C.                                     The Company, Truk Opportunity and Truk International desire to restructure the debt evidenced by the Term Notes in connection with an anticipated third-party financing of the Company (whether by means of a factoring transaction, asset based line of credit, or otherwise, the “New Financing”).

D.                                    Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement, the Term Notes, or other document executed and delivered in connection therewith.

Amendment

1.                                       Notification of New Financing. Prior to the execution of any documents to be executed in connection with the New Financing, the Company shall deliver copies of “execution versions” of all such documents to Truk Opportunity and Truk International for its review, and all such documents shall be in form and substance satisfactory to Truk Opportunity and Truk International. Simultaneously with the execution of final New Financing documents, the Company will notify Truk Opportunity and Truk International in writing of the occurrence and details of the New Financing. That notice will identify the proposed closing date of the New Financing (the actual closing will be the “Principal Payment Resumption Date”). In addition, within four (4) business days of the execution of such final New Financing documents, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the New Financing.

2.                                       Amendment of Term Notes.

(a)                                  The term “Maturity Date” in each of the Term Notes is redefined to mean December 31, 2009.

(b)                                 Notwithstanding Section 1.2 of the Term Notes, and expressly subject to and conditioned upon the Company’s timely performance of all of its obligations under this Agreement:

(i)                                     Amortizing payments of the Amortizing Principal Amount were suspended as of November 1, 2008, and Truk Opportunity and Truk International waive any Default or Event of Default (as defined in each Term Note, Stock Pledge Agreement or Term Note Security Agreement executed in connection with the Term Notes) arising solely from such suspension. In the event that the Company shall breach any term of this Agreement in any manner whatsoever, then any Default or Event of Default waived by Truk Opportunity and Truk International in this Section 2(b)(i), shall be immediately reinstated, and  Truk Opportunity and Truk International shall be entitled to pursue any remedies available to it under the Term Notes and the other documents executed and delivered in connection therewith, including without limitation the Term Note Security Agreement and the Stock Pledge Agreement.

(ii)                                  Payments of the Amortizing Principal Amount under the Term Notes (other than any premium contemplated in §2.1, §2.3, or §2.4 thereof, but including the adjustment in Section 4(c) hereof) will resume on the earlier to occur of (i) the first day of the month next succeeding the Principal Payment Resumption Date, and (ii) May 1, 2009, at which time payments will again become due and payable and the Company shall continue to make such payments on the first day of each subsequent month (each a “Repayment Date”) until the Maturity Date, at which time the Amortizing Principal Amount for each of the Term Notes and all other amounts due and owing thereunder must be repaid in full, whether by the payment of cash or, at  Truk Opportunity’s and Truk International’s option, by the conversion of such principal into Common Stock. Subject to the terms and conditions of each of the Term Notes, on each Repayment Date, the Borrower shall make payments to the Holders with respect to each of the Term Notes in the amount equal to the amount of principal outstanding on the Principal Payment Resumption Date, divided by the number of months from the earlier to occur of (i) the first day of the month next succeeding the Principal Payment Resumption Date, and (ii) May 1, 2009, to the Maturity Date, inclusive, together with any accrued and unpaid interest then due on the Amortizing Principal Amount. Notwithstanding any other provision of the Term Notes, other than fees due pursuant to §5.9 thereof, payments in full by the Company of all amounts contemplated in this Agreement shall constitute full and final settlement of all amounts due under the Term Notes. Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.  {By way of example, if $57,547 of principal were due on the Principal Payment Resumption Date of March 25th, then the first Repayment Date would be April 1st, and nine monthly  payments of $6,394.11 would be due on the 1st of April through December, inclusive.}

3.                                       Subordination of Security Interest.  Truk Opportunity and Truk International agree that, subject to and expressly conditioned upon (i) the closing of the New Financing, and (ii) the repayment by the Company to Truk Opportunity and Truk International of fifty percent (50%) of the amounts outstanding under each of the Term Notes pursuant to Section 4 hereof, and (iii) the refinancing of the Company’s debt held by CAMOFI Master LDC (“CAMOFI”), on terms and conditions satisfactory to Truk Opportunity and Truk International in their reasonable discretion, and in no event on terms more favorable than to Truk Opportunity and Truk International, Truk Opportunity’s and Truk International’s security interest in the Company’s accounts receivable and inventory only will be subordinated to that of the lenders of the New Financing on terms and conditions satisfactory to Truk Opportunity and Truk

International such that  Truk Opportunity’s and Truk International’s security interest in the Company’s accounts receivable and inventory shall be a perfected second priority security interest, and  Truk Opportunity’s and Truk International’s security interest in all other assets of the Company (including without limitation the Company’s licenses and plant, property and equipment), shall remain a perfected first priority security interest.  Truk Opportunity and Truk International will execute a subordination agreement, or amend the Term Note Security Agreement and Stock Pledge Agreement (as those terms are used in each of the Term Notes) as reasonably required in connection with the New Financing to reflect the terms of this Section 3.  In connection with the New Financing, Truk Opportunity and Truk International will, together with the Company, instruct Capital One Bank (f/k/a North Fork Bank) to wire on a daily basis (or as otherwise required by the New Financing terms) all available funds from the lock box account # 270 405 4879 to any new account established with any financial institution pursuant to the terms of the New Financing. In addition, Truk Opportunity and Truk International and the Company will jointly instruct Capital One to enter into a Restricted Account Agreement with the lender in a New Financing, which Restricted Account Agreement shall be in form and substance satisfactory to Truk Opportunity and Truk International, and to also have Capital One institute a daily automatic wire to such lender.

4.                                       Payments Prior to the Principal Payment Resumption Date.

(a)                                  Simultaneously with the execution of this Agreement, the Company shall pay to  Truk Opportunity and Truk International all accrued and unpaid interest from November 1, 2008 to the date hereof, with respect to each Term Note, with interest calculated pursuant to each Term Note, for amounts due and owing that are not in Default, and without any premium; and

(b)                                 Simultaneously with the funding of the New Financing, the Company shall pay to Truk Opportunity and Truk International one-half of the amount then outstanding under each of the Term Notes, without any premium.

(c)                                  After the payment of one-half of the principal balance under the Term Note pursuant to clause 4(b) above, the remaining principal balance of each Term Note will be increased by five percent (5%), and the resulting amount will be repaid pursuant to Section 2(b)(ii) of this Agreement. For example, if the combined current principal balance on the Term Notes to Truk Opportunity and Truk International totals $$115,093, then after paying 50% or $57,546.50 upon the New Financing, 5% or $2,877.33 will be added to $57,546.50, resulting in a total of $60,423.83, which will be amortized in equal monthly payments through December 31, 2009.

5.                                       Extension of Warrants. The following common stock purchase warrants are hereby extended so that they are now exercisable for an additional period of five years after the current expiry date:

(a)                                  Common Stock Purchase Warrant dated May 19, 2005 will now expire May 19, 2017 rather than May 19, 2012, and the term “Expiration Date” in that warrant is hereby amended to reflect the same; and

(b)                                 Common Stock Purchase Warrant dated December 28, 2005 will now expire December 28, 2015 rather than December 28, 2010, and the term “Expiration Date” in that warrant is hereby amended to reflect the same.

6.                                       Additional Consideration. As additional consideration for the transactions contemplated in this Agreement, the Company hereby agrees to issue to  Truk Opportunity and Truk International such number of shares of the Company’s Series B Convertible Preferred Stock as shall have a liquidation preference of $9,170 (18.34% of CAMOFI’s $50,000), and shall be convertible into the Company’s common stock at the rate of $0.25. This would equate to 36,680 shares of the convertible preferred stock, convertible into 146,720 shares of common stock. The convertible preferred stock will have terms no less favorable than that issued to the CAMOFI, and shall be in the form attached hereto as Exhibit A.

7.                                       Miscellaneous.

(a)                                  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

(b)                                 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  A facsimile transmission or PDF of this signed Agreement shall be legal and binding on all parties hereto.

(c)                                  Except as expressly amended hereby, the Securities Purchase Agreement, the Term Notes, the Term Note Security Agreement, the Stock Pledge Agreement, and any other documents executed in connection therewith shall remain unchanged and in full force and effect.

(d)                                 All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

(e)                                  The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

In witness whereof, the parties hereto have executed this Agreement as of the date noted above.

Corgenix Medical Corporation, Inc.	Truk Opportunity Fund, LLC
a Nevada corporation	a Delaware company

By: Atoll Asset Management, LLC

By:	By:
William H. Critchfield	Name:
Senior Vice President & Chief Financial Officer	Title:

Truk International Fund, LP

By: Atoll Asset Management, LLC

By:
Name:
Title:

Exhibit A

Corgenix Medical Corporation

Certificate of Designations of Preferences,

Rights and Limitations

of

Series B Convertible Preferred Stock